UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):    April 18, 2005



                            DNB Financial Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                  0-16667                 23-2222567
    ---------------------          -------------            --------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     4 Brandywine Avenue, Downingtown, Pennsylvania                19335
            ---------------------------------                   -----------
        (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code:      (610) 269-1040


                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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8.01     Section 8 - Other Events.

         On April 18, 2005, William J. Hieb, the President and Chief Operating Officer of DNB Financial Corporation (the "Registrant") announced at the Registrant's Annual Meeting that DNB First, National Association (the "Bank"), the wholly owned subsidiary of the Registrant intends to open a Loan Production Office (LPO) at 3409 West Chester Pike, Suite 102, Newtown Square, Delaware County, Pennsylvania. Management anticipates that the LPO will open during the early part of May 2005. Management is also evaluating the feasibility of a full service branch at the same location. This will be dependent upon the following factors: The success of the LPO, market research and a cost benefit analysis. Regulatory approvals will also be needed prior to opening a full service branch should management decide to proceed.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DNB Financial Corporation

April 18, 2005                            By: /s/ Bruce E. Moroney

                                          Name: Bruce E. Moroney
                                          Title: Executive Vice President and
                                          Chief Financial Officer